FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported) January 29, 2016

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	0-29373	33-0836954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

 32963 Calle Perfecto
San Juan Capistrano, California 92675
(Address of principal executive offices and Zip Code)

(949) 234-1999
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our two wholly-owned subsidiaries, Seychelle Water Technologies, Inc. and Fill 2 Pure International, Inc., both also Nevada corporations.

Item 5.02 Departure and Appointment of  Directors and Officers.

Effective January 29, 2016, the Company has reorganized its senior management. Ms. Elise Eggett has left the posts of Chief Operating Officer, Secretary and Director of the Company to spend more time with her family. She remains in her position as Controller of the Company.

Mr. James Place has again become the Chief Operating Officer of the Company, in addition to his position as Treasurer, Chief Financial Officer and Director. He is also now the Secretary of the Company. Mr. Carl Palmer retains his positions as Chairman, Chief Executive Officer, President, and Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
Date: January 29, 2016	By:	/s/ James Place
James Place, Chief Operating Officer